THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
PLATINUM INVESTOR®
SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT
SUPPLEMENT DATED JANUARY 7, 2005
TO
PROSPECTUS
DATED MAY 3, 2004

          Effective January 7, 2005, The United States Life Insurance Company in the City of New York is amending the prospectus for the sole purpose of amending the Legal Proceedings section to disclose the recent settlement of its parent corporation, American International Group, Inc., with the Securities and Exchange Commission.

          Beginning on page 44 of the prospectus, delete the entire section titled Legal Proceedings and replace it with the following:

Legal Proceedings

          On November 23, 2004, American International Group, Inc. ("AIG"), the parent company and affiliated person of The United States Life Insurance Company in the City of New York ("USL" or the "Company") and American General Equity Services Corporation ("AGESC"), consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission (the "SEC").   In its complaint, the SEC alleged that AIG violated Section 10(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 10b-5 promulgated thereunder and Section 17(a) of the Securities Act of 1933 (the "Securities Act") and aided and abetted violations of Sections 13(a) and 13(b)(2)(A) of the Exchange Act and Rules 12b-20, 13a-1, and 13a-13 promulgated thereunder, in connection with certain structured transactions between subsidiaries of The PNC Financial Services Group, Inc. and certain subsidiaries of AIG, and similar transactions marketed by certain subsidiaries of AIG to other publicly traded companies.   The conduct described in the complaint did not involve any conduct of AIG or its affiliates related to their investment advisory, depository or distribution activities. Pursuant to a final judgment entered on December 7, 2004, AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), was ordered to pay approximately $46 million in disgorgement, penalties and prejudgment interest.

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          In addition, the final judgment enjoins AIG from future violation of the above-referenced provisions of the federal securities laws.   Absent exemptive relief granted by the SEC, the entry of the injunction would prohibit AIG and its affiliated persons, from among other things, serving as an investment adviser or depositor of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended, (the "1940 Act").   Certain affiliated persons of AIG, including USL and AGESC, received a temporary exemptive order from the SEC pursuant to Section 9(c) of the 1940 Act on December 8, 2004 with respect to the entry of the injunction granting exemptive relief from the provisions of Section 9(a) of the 1940 Act.   The temporary order permits AIG and its affiliated persons to serve as investment adviser, subadviser, depositor, principal underwriter or sponsor of the immediate variable annuities (the "Contracts") and underlying funds in which owners are invested.   USL and AGESC expect that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the permanent order.

          Additionally, AIG and AIG Financial Products Corp. ("AIG-FP"), a subsidiary of AIG, reached a similar settlement with the Fraud Section of the United States Department of Justice (the "DOJ").   The settlement with the DOJ consists of an agreement with respect to AIG and AIG-FP and a complaint and deferred prosecution agreement with AIG-FP PAGIC Equity Holding Corp. (a special purpose entity) that will foreclose future prosecutions, provided that the companies comply with the agreements.   As part of the settlement, AIG-FP will pay a penalty of $80 million to the DOJ.

          Pending receipt of the permanent exemptive order discussed above, USL believes that the disgorgement and penalties are not likely to have a material adverse effect on the separate account through which the Contracts are sold (the "Separate Account").   Nor does AGESC believe that the disgorgement and penalties will materially affect its ability to perform distribution services relating to the Contracts sold through the Separate Account.

          USL is a party to various other lawsuits and proceedings arising in the ordinary course of business.   Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred.   Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on USL's results of operations and financial position.

          The principal underwriter and distributor of the Contracts, AGESC, offered general securities prior to October 1, 2002.   As a consequence, AGESC is engaged in certain legal matters related to its previous line of business.   AGESC believes that none of these legal matters are of any materiality.   More information about AGESC can be found in the Statement of Additional Information.